Exhibit 10.1

AMENDMENT NO. 1

Dated as of November 12, 2009

to

5-YEAR REVOLVING CREDIT AGREEMENT

Dated as of October 19, 2007

THIS AMENDMENT NO. 1 (“Amendment”) is made as of November 12, 2009 by and among Acuity Brands, Inc., a Delaware corporation (the “Company”), Acuity Brands Lighting, Inc., a Delaware corporation (“ABL”, and together with the Company, collectively “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain 5-Year Revolving Credit Agreement dated as of October 19, 2007 by and among the Borrowers, the Lenders and the Administrative Agent (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to the following amendments to the Credit Agreement.

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of Alternate Base Rate appearing in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Alternate Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (i) the Prime Rate for such day, (ii) the sum of (a) the Federal Funds Effective Rate for such day and (b) one-half of one percent (0.5%) per annum and (iii) the Eurocurrency Rate for a one month Interest Period in Dollars on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1% per annum, provided that, for the avoidance of doubt, such Eurocurrency Rate for any day shall be based on the rate appearing on Reuters BBA Libor Rate Page 3750 (or on any successor or substitute page of such service or any successor to or substitute for such service) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurocurrency Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurocurrency Rate, respectively.

(b) The definition of Pro Rata Share appearing in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Pro Rata Share” means, with respect to a Lender, a portion equal to a fraction the numerator of which is such Lender’s Commitment at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) and the denominator of which is the Aggregate Commitment at such time; provided that, in the case of Section 2.27 when a Defaulting Lender shall exist, the calculation of such denominator shall be made disregarding any Defaulting Lender’s Commitment. If the Aggregate Commitment has been terminated, a fraction the numerator of which is such Lender’s Outstanding Credit Exposure at such time and the denominator of which is the sum of the Aggregate Outstanding Credit Exposure at such time (giving effect to any Lender’s status as a Defaulting Lender at such time).

(c) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions thereto in the appropriate alphabetical order:

“Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Facility LCs within three (3) Business Days of the date required to be funded by it hereunder, (b) notified the Company, the Administrative Agent, the LC Issuer or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements generally in which it commits to extend credit, (c) failed, within three (3) Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

“LC Exposure” means, at any time, the aggregate principal amount of all LC Obligations at such time. The LC Exposure of any Lender at any time shall be its Pro Rata Share of the total LC Exposure at such time.

“Swing Line Exposure” means, at any time, the aggregate principal amount of all Swing Line Loans outstanding at such time. The Swing Line Exposure of any Lender at any time shall be its Pro Rata Share of the total Swing Line Exposure at such time.

(d) Section 2.20 of the Credit Agreement is hereby amended to insert the following immediately after the reference to “Section 3.3” in clause (c) thereof and immediately preceding the reference to “; provided, however”:

or (d) if such Lender has become a Defaulting Lender

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(e) The following new Section 2.27 is hereby added to the Credit Agreement:

SECTION 2.27 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.6.1;

(b) the Commitment and Outstanding Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 8.2); provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender.

(c) if any Swing Line Exposure or LC Exposure exists at the time a Lender becomes a Defaulting Lender then:

(i) all or any part of such Swing Line Exposure and LC Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Pro Rata Shares but only to the extent (x) the sum of all non-Defaulting Lenders’ Outstanding Credit Exposures plus such Defaulting Lender’s Swing Line Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments and (y) the conditions set forth in Section 4.2 are satisfied at such time;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Company shall within one (1) Business Day following notice by the Administrative Agent (x) first, prepay such Swing Line Exposure and (y) second, cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.21.11 for so long as such LC Exposure is outstanding;

(iii) if the Company cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to Section 2.27(c), the Company shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.21.4 with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to Section 2.27(c), then the fees payable to the Lenders pursuant to Section 2.21.4 shall be adjusted in accordance with such non-Defaulting Lenders’ Pro Rata Shares; or

(v) if any Defaulting Lender’s LC Exposure is neither cash collateralized nor reallocated pursuant to Section 2.27(c), then, without prejudice to any rights or remedies of the LC Issuer or any Lender hereunder, all Facility Fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such LC Exposure) and LC Fees payable under Section 2.21.4 with respect to such Defaulting Lender’s LC Exposure shall be payable to the LC Issuer until such LC Exposure is cash collateralized and/or reallocated; and

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(d) so long as any Lender is a Defaulting Lender, the Swing Line Lender shall not be required to fund any Swing Line Loan and the LC Issuer shall not be required to issue, amend or increase any Facility LC unless it is reasonably satisfied that the related exposure of such Defaulting Lender will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Company in accordance with Section 2.27(c), and participating interests in any such newly issued or increased Facility LC or newly made Swing Line Loan shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.27(c)(i) (and Defaulting Lenders shall not participate therein).

In the event that the Administrative Agent, the Company, the LC Issuer and the Swing Line Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swing Line Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swing Lien Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Pro Rata Share.

(f) Section 6.11 of the Credit Agreement is hereby amended to insert a new clause (ix) therein as follows:

(ix) Additional unsecured Indebtedness in an aggregate amount, when taken together with the Permitted Refinancing Indebtedness in respect of the Company’s 8.375% Notes due August 1, 2010, not to exceed $500,000,000; provided that such unsecured Indebtedness may only remain outstanding in reliance on this clause (ix) so long as the Company either (i) remains a co-obligor in respect of (and jointly and severally liable under) such unsecured Indebtedness and such Permitted Refinancing Indebtedness or (ii) guarantees all of the obligations of the Subsidiaries in respect of such unsecured Indebtedness and such Permitted Refinancing Indebtedness.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Company, all of the Lenders and the Administrative Agent, (ii) counterparts of the Reaffirmation in the form of Exhibit A attached hereto from each of the Guarantors and (iii) from the Company payment and/or reimbursement of the Administrative Agent’s fees and reasonable out-of-pocket expenses (including reasonable legal fees and expenses) in connection with this Amendment.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represent and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

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(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct true and correct in all material respects except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness of Section 1 hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ACUITY BRANDS, INC., as a Borrower

By:	/s/ Richard K. Reece
Name:	Richard K. Reece
Title:	Executive Vice President and Chief Financial Officer

ACUITY BRANDS LIGHTING, INC., as a Borrower

By:	/s/ Richard K. Reece
Name:	Richard K. Reece
Title:	Executive Vice President

Signature Page to Amendment No. 1

Acuity Brands, Inc.

5-Year Revolving Credit Agreement dated as of October 19, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as the Administrative Agent, as the Swing Line Lender, as a LC Issuer and as a Lender

By:	/s/ John A. Horst
Name:	John A. Horst
Title:	Vice President

Signature Page to Amendment No. 1

Acuity Brands, Inc.

5-Year Revolving Credit Agreement dated as of October 19, 2007

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kathleen H. Reedy
Name:	Kathleen H. Reedy
Title:	Managing Director

Signature Page to Amendment No. 1

Acuity Brands, Inc.

5-Year Revolving Credit Agreement dated as of October 19, 2007

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Gabriela Millhorn
Name:	Gabrielia Millhorn
Title:	Senior Vice President

Signature Page to Amendment No. 1

Acuity Brands, Inc.

5-Year Revolving Credit Agreement dated as of October 19, 2007

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian P. Fox
Name:	Brian P. Fox
Title:	Vice President

Signature Page to Amendment No. 1

Acuity Brands, Inc.

5-Year Revolving Credit Agreement dated as of October 19, 2007

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Kathleen H. Reedy
Name:	Kathleen H. Reedy
Title:	Managing Director

Signature Page to Amendment No. 1

Acuity Brands, Inc.

5-Year Revolving Credit Agreement dated as of October 19, 2007

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Brantley Echols
Name:	Brantley Echols
Title:	Senior Vice President

Signature Page to Amendment No. 1

Acuity Brands, Inc.

5-Year Revolving Credit Agreement dated as of October 19, 2007

EXHIBIT A

REAFFIRMATION

Each of the undersigned Guarantors hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the 5-Year Revolving Credit Agreement dated as of October 19, 2007 by and among Acuity Brands, Inc., a Delaware corporation (the “Company”), Acuity Brands Lighting, Inc., a Delaware corporation (“ABL”, and together with the Company, collectively “Borrowers”), the financial institutions listed on the signature pages thereof (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”) (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 1 to the 5-Year Revolving Credit Agreement is dated as of November 12, 2009 (the “Amendment”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned Guarantors reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned Guarantors in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated as of November 12, 2009

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IN WITNESS WHEREOF, this Reaffirmation has been duly executed as of the day and year first above written.

ACUITY BRANDS, INC.

By:	/s/ Richard K. Reece
Name:	Richard K. Reece
Title:	Executive Vice President and Chief Financial Officer

ACUITY BRANDS LIGHTING, INC.

By:	/s/ Richard K. Reece
Name:	Richard K. Reece
Title:	Executive Vice President

ABL IP HOLDINGS LLC

By:	/s/ Richard K. Reece
Name:	Richard K. Reece
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Reaffirmation